                                                                 EXHIBIT 10.13.1

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT


      This Amendment No. 1 to Stock Purchase Agreement dated as of October 25, 2004 (the "Amendment") amends the Stock Purchase Agreement (the "Agreement") dated as of September 30, 2003 among ViaCell, Inc. ("ViaCell"), Kourion Therapeutics AG (the "Company") and the Sellers party thereto (the "Sellers"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

      WHEREAS, ViaCell, the Company and the Sellers are parties to the Agreement pursuant to which ViaCell purchased all of the outstanding shares of capital stock of the Company on the terms set forth in the Agreement;

      WHEREAS, ViaCell, the Company and the Sellers have each acknowledged and agreed, and further acknowledge and agree by their execution of this Amendment, that the Agreement contains an error regarding the release of the Escrowed Shares and the issuance of the Contingent Shares and did not at the time of execution reflect the intention of the parties to the Agreement;

      NOW THEREFORE, the parties to this Amendment agree as follows:

      1.    Amendments to Agreement.


            a. The definition of "Qualified Public Offering" in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

      "Qualified Public Offering" shall mean a firm commitment underwritten initial public offering of the common stock of ViaCell at a price per share of at least $9.70 (as appropriately adjusted to reflect any conversion of preferred stock into common stock, any stock splits or combinations, or any declaration of dividends or distributions or other similar recapitalization) in which the net proceeds received by ViaCell equal or exceed $50 million.

      2.    Miscellaneous.

            a. Except as modified hereby, ViaCell, the Company and the Sellers acknowledge that the Agreement shall continue in full force and effect in accordance with its terms.

            b. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed by each party hereto.
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      IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as an agreement under seal as of the date first above written.



  THE BUYER:                                 VIACELL, INC.


                                             By: /s/ Marc Beer
                                                ________________________________
                                                 Name:  Marc Beer
                                                 Title: CEO

  THE COMPANY:                               KOURION THERAPEUTICS AG


                                             By: /s/ Stephan Wnendt
                                                ________________________________
                                                 Name:  Stephan Wnendt
                                                 Title:



                   [SELLER SIGNATURES TO FOLLOW ON NEXT PAGE]

  THE SELLERS:                             MPM BIOVENTURES II, L.P.

                                           By:    MPM Asset Management II, L.P.,
                                                  its General Partner
                                           By:    MPM Asset Management II LLC,
                                                  its General Partner


                                           By: /s/ Ansbert Gadicke
                                               _________________________________
                                                 Name:  Ansbert Gadicke
                                                 Title:    Manager

                                           MPM BIOVENTURES II-QP, L.P.

                                           By:    MPM Asset Management II, L.P.,
                                                  its General Partner
                                           By:    MPM Asset Management II LLC,
                                                  its General Partner


                                           By: /s/ Ansbert Gadicke
                                               _________________________________
                                                  Name:  Ansbert Gadicke
                                                  Title:    Manager

                                           MPM BIOVENTURES GMBH & CO.
                                             PARALLEL-BETEILIGUNGS KG

                                           By:    MPM Asset Management II, L.P.,
                                                  in its capacity as the
                                                  Special Limited Partner
                                           By:    MPM Asset Management II LLC,
                                                  its General Partner


                                           By: /s/ Ansbert Gadicke
                                               _________________________________
                                                  Name:  Ansbert Gadicke
                                                  Title:    Manager

                                           MPM ASSET MANAGEMENT INVESTORS
                                             2001 BVII LLC


                                           By: /s/ Ansbert Gadicke
                                               _________________________________
                                                 Name:  Ansbert Gadicke
                                                 Title:    Manager

                                                        Amendment Signature Page


                                           MPM FOUNDERS LLC


                                           By: /s/ Ansbert Gadicke
                                               _________________________________
                                                 Name:  Ansbert Gadicke
                                                 Title:    Member

                                                        Amendment Signature Page

                                           KOURION RM (REGENERATIVE MEDIZIN)
                                           GMBH



                                           By:  /s/ Peter Wernet
                                              __________________________________
                                                Name:  Peter Wernet
                                                Title:  Founder

                                           PHILIP COELHO



                                           By:  /s/ Philip Coelho
                                              __________________________________
                                                Name:  Philip Coelho


                                           DR. JOHANNES FISCHER



                                           By:  /s/ Stephan Wnendt
                                              __________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative


                                           IRK-VERMOGENSVERWALTUNGS GMBH



                                           By:  /s/ Stephan Wnendt
                                              __________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative

                                           TTHU TECHNOLOGIETRANSFER HEINRICH-
                                           HEINE-UNIVERSITAT GMBH



                                           By:  /s/ Stephan Wnendt
                                              __________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative

                                                        Amendment Signature Page

                                           GESELLSCHAFT VON FREUNDEN UND
                                           FORDERERN AN DER HEINRICH-HEINE-
                                           UNIVERSITAT DUSSELDORF E.V.


                                           By:  /s/  Dr. Stephan Wnendt
                                              _________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative

                                           DR. ANDREAS KNIPPER



                                           By:  /s/  Dr. Stephan Wnendt
                                              _________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative

                                           DR. HANS-DIETER ROYER



                                           By:  /s/  Dr. Stephan Wnendt
                                              _________________________________
                                                Name:  Dr. Stephan Wnendt
                                                Title:  Seller's Representative